                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

                              JOHN HANCOCK FUNDS II
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                             JOHN HANCOCK FUNDS II
                              601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                                               February 13, 2009

Dear Shareholder:

            Enclosed is the Information Statement of John Hancock Funds II ("JHF II") regarding the following subadviser changes for the series or funds of JHF II (each, a "Fund") named below. These changes became effective on January 9, 2009 for the Mid Cap Value Fund and on December 19, 2008 for the Small Cap Opportunities Fund.

NAME OF FUND                         PRIOR SUBADVISER               NEW SUBADVISER
------------------------------   -------------------------   -----------------------------
Mid Cap Value Fund               Lord Abbett & Co., LLC      T. Rowe Price Associates, Inc.

Small Cap Opportunities Fund *   Munder Capital Management   Dimensional Fund Advisors LP

--------------
* Invesco Aim Capital Management, Inc. serves as co-subadviser to the Small Cap Opportunities Fund.

            These subadviser changes have not resulted in any increase in the advisory fee rates for the Funds or in any reduction in the level or quality of subadvisory services provided to the Funds. Each subadviser to a Fund is compensated by JHF II's investment adviser, John Hancock Investment Management Services, LLC, and not by the Fund.

            PLEASE NOTE THAT JHF II IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU VOTE OR SEND A PROXY, WITH RESPECT TO THESE SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadvisory arrangements.

            If you have any questions regarding the Information Statement or the new subadvisory arrangements, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291.

                                      Sincerely,


                                      /s/ THOMAS KINZLER
                                      Thomas Kinzler
                                      Secretary
                                      John Hancock Funds II

                             JOHN HANCOCK FUNDS II
                              601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                   ----------

                             INFORMATION STATEMENT

                         NEW SUBADVISORY AGREEMENTS FOR
                           THE MID CAP VALUE FUND AND
                          SMALL CAP OPPORTUNITIES FUND

                                   ----------

                                  INTRODUCTION

            This Information Statement provides notice of and information regarding new subadvisory agreements for the above-named series or funds (each, a "Fund") of John Hancock Funds II ("JHF II"). It is first being sent to shareholders of these Funds on or about February 13, 2009.

            JHF II. JHF II is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of JHF II are divided into 85 separate series or funds.

            THE ADVISER. John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") serves as investment adviser for JHF II and each of the Funds. Pursuant to an investment advisory agreement with JHF II, the Adviser is responsible for, among other things, administering the business and affairs of JHF II and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

            THE DISTRIBUTOR. John Hancock Funds, LLC (the "Distributor") serves as JHF II's distributor.

            The offices of JHIMS and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

            Pursuant to an order received from the Securities and Exchange Commission ("SEC"), the Adviser may, without obtaining shareholder approval, enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers that are not affiliates of the Adviser. Because the new subadvisory arrangements described in this Information Statement do not involve subadvisers that are affiliated with the Adviser for purposes of the SEC order, JHF II IS NOT REQUIRED TO ASK SHAREHOLDERS FOR A PROXY, AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY, TO APPROVE THE NEW SUBADVISORY ARRANGEMENTS.

            ANNUAL AND SEMI-ANNUAL REPORTS. JHF II will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please call JHF II at 1-800-225-5291.

                     OVERVIEW OF NEW SUBADVISORY AGREEMENTS

            At its meeting held on December 17-19, 2008, the Board of Trustees of JHF II (the "Board" or "Trustees"), including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of JHF II or the Adviser (the "Independent Trustees"), approved new subadvisory agreements appointing new subadvisers for the Funds named below. These changes became effective on January 9, 2009 for the Mid Cap Value Fund and on December 19, 2008 for the Small Cap Opportunities Fund.

NAME OF FUND                  PRIOR SUBADVISER               NEW SUBADVISER
-----------------------   -------------------------  ------------------------------
Mid Cap Value Fund        Lord Abbett & Co., LLC     T. Rowe Price Associates, Inc.
                          ("Lord Abbett")            ("T. Rowe Price")

Small Cap Opportunities   Munder Capital Management  Dimensional Fund Advisors LP
Fund *                    ("Munder")                 ("DFA")

----------
* Invesco Aim Capital Management, Inc. ("Invesco AIM") serves as co-subadviser to the Small Cap Opportunities Fund.

            Under the new subadvisory agreements, the subadvisers manage the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board and the Adviser, and formulate continuous investment programs for the Funds consistent with their respective investment objectives and policies. The subadvisers implement such programs by purchases and sales of securities and regularly report thereon to the Board and the Adviser. The new agreements have not resulted in any increase in the advisory or subadvisory fees for the Funds or in any reduction in the level and quality of the subadvisory services provided to the Funds.

            Under the agreements, each subadviser is paid a fee for its services. THE SUBADVISORY FEE FOR EACH FUND IS PAID BY THE ADVISER AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

            Advisory and subadvisory fees for a Fund are each determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying an annual percentage rate schedule (including breakpoints, if any) for a Fund to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. "Aggregate Net Assets" include the net assets of the Fund and may also include the net assets of one or more other Funds of JHF II or funds of John Hancock Trust ("JHT") that are managed by the same subadviser (but only for the period during which the subadviser to the Fund also serves as the subadviser to the other JHF II Fund(s) or JHT fund(s)). JHT is another mutual fund in the John Hancock family of funds; it is also registered under the 1940 Act and has JHIMS as its investment adviser.

            The new subadvisers and their compensation under the new subadvisory agreements are described in separate sections below for: (i) the Mid Cap Value Fund; and (ii) the Small Cap Opportunities Fund.

            Information regarding the Board's considerations in approving the new subadvisory arrangements and a description of the common terms of the prior and new subadvisory agreements are included, respectively, under the captions "Board Consideration of New Subadvisory Arrangements" and "Description of Prior and New Subadvisory Agreements."

            For information about the executive officers and directors of, and comparable funds managed by, the new subadvisers, see the following appendices to this Information Statement:

             Appendix A: Additional Information About T. Rowe Price Appendix B: Additional Information About DFA

                          NEW SUBADVISORY AGREEMENT FOR
                             THE MID CAP VALUE FUND

            At its meeting on December 17-19, 2008, the Board, including all of the Independent Trustees, voted to accept the resignation of Lord Abbett, and to approve a new subadvisory agreement appointing T Rowe Price, as the subadviser to the Mid Cap Value Fund. This subadviser change became effective, and the former subadvisory arrangements terminated, on January 9, 2009.

            The new subadvisory agreement with T. Rowe Price is dated January 9, 2009. The prior subadvisory agreement with Lord Abbett, dated October 17, 2005, was most recently approved by the Board (including a majority of the Independent Trustees) on June 27, 2008, in connection with its annual review and continuance of such agreements, and by the Fund's initial shareholder on October 14, 2005, in connection with the organization of the Fund.

                                 T. ROWE PRICE

            T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of September 30, 2008, T. Rowe Price and its affiliates managed over $340 billion for over ten million individual and institutional investor accounts.

            T. Rowe Price is the subadviser to the following JHF II Funds in addition to the Mid Cap Value Fund: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. T. Rowe Price is also the subadviser to the following JHT Funds: Mid Cap Value Trust, Small Company Trust, Classic Value Trust, Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, Mid Value Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust.

            The terms of the prior subadvisory agreement with Lord Abbett and the new subadvisory agreement with T. Rowe Price are substantially the same -- and are the same with respect to compensation -- and are described below under "Description of Prior and New Subadvisory Agreements." For additional information about T. Rowe Price, see Appendix A.

                                  COMPENSATION

            As compensation for their respective services under the new and prior subadvisory agreements, T. Rowe Price is paid, and Lord Abbett was paid, a subadvisory fee by the Adviser with respect to the Mid Cap Value Fund. Under each such agreement, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. UNDER BOTH THE PRIOR AND THE NEW SUBADVISORY AGREEMENTS, THE SUBADVISORY FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS.

            The following table sets forth the annual percentage rates of the subadvisory fees for the Mid Cap Value Fund under the prior and new subadvisory agreements. As indicated, the rates are the same under both agreements.

                     SUBADVISORY FEES MID CAP VALUE FUND (1)
                     (Rates Applied to Aggregate Net Assets)

PRIOR SUBADVISORY AGREEMENT

0.450% of the first $200 million;
0.400% of the next $300 million; and
0.375% of the excess over $500 million.

NEW SUBADVISORY AGREEMENT

0.450% of the first $200 million;
0.400% of the next $300 million; and
0.375% of the excess over $500 million.

----------
(1) Aggregate Net Assets under both the new and prior subadvisory agreements include the net assets of the Mid Cap Value Fund and the net assets of the JHT Mid Cap Value Trust. Their respective net assets at December 31, 2008 were approximately $96,361,308 and $178,905,937.

            For the fiscal year ended August 31, 2008, for services under the prior subadvisory agreement, JHIMS paid: Lord Abbett a subadvisory fee of $1,007,825 with respect to the Mid Cap Value Fund. If the new subadvisory agreement with T. Rowe Price had been in effect for that fiscal year, the subadvisory fee paid to T. Rowe Price would have been the same.

                 CHANGES IN NON-FUNDAMENTAL INVESTMENT POLICIES

            In connection with approving the new subadvisory agreement with T. Rowe Price for the Mid Cap Value Fund, the Board also approved changing certain non-fundamental investment policies of the Fund to reflect T. Rowe Price's management style for the Fund. The prior and new investment policies for the Fund are set forth below:

                    INVESTMENT POLICIES - MID CAP VALUE FUND

               PRIOR INVESTMENT POLICIES                                        NEW INVESTMENT POLICIES
               -------------------------                                        -----------------------
Under normal market conditions, the Fund invests at               Under normal market conditions, the Fund invests
least 80% of its net assets (plus any borrowings for              at least 80% of its net assets in companies with
investment purposes) in mid-sized companies, with                 market capitalizations that are within the Russell
market capitalizations within the market capitalization           MidCap Index ($25 million to $16.5 billion as of
range of companies in the Russell MidCap Index ($25               October 31, 2008) or the Russell MidCapValue Index
million to $16.5 billion as of October 31, 2008). This            ($25 million to $15 billion as of October 31,
range varies daily. The Fund invests 65% of its total             2008). The Fund invests in a diversified mix of
assets in equity securities which it believes to be               common stocks of mid-size U.S. companies that are
undervalued in the marketplace.                                   believed to be undervalued by various measures and
                                                                  offer good prospects for capital appreciation.
The subadviser uses a value approach in managing the
Fund. It generally tries to identify stocks of                    The subadviser employs a value approach in
companies that have the potential for significant                 selecting investments. The subadviser's in-house
market appreciation due to growing recognition of                 research team seeks to identify companies whose
improvement in their financial results or increasing              stock prices do not appear to reflect their
anticipation of such improvement. In trying to identify           underlying values. The subadviser generally looks
these companies, the subadviser looks for such factors            for companies with one or more of the following
as:                                                               characteristics:

-- Changes in economic and financial environment;                 -- Low stock prices relative to net assets,
                                                                     earnings, cash flow, sales or business franchise
-- Improved efficiencies resulting from new technologies             value;
   or changes in distribution;
                                                                  -- Demonstrated or potentially attractive operating
-- New or rapidly expanding markets;                                 margins, profits and/or significant cash flow
                                                                     generation;
-- Price increases for the company's products or services;
                                                                  -- Sound balance sheets and other positive
-- New or improved products or services;                             financial characteristics;

-- Changes in management or company structure; and                -- Significant stock ownership by management; and

-- Changes in government regulations, political climate           -- Experienced and capable management.
   or competitive conditions.
                                                                  The Fund's sector exposure is broadly diversified
The Fund may invest up to 10% of its total assets in              as a result of stock selection and therefore may
foreign securities and may have exposure to foreign               vary significantly from its benchmark, the Russell
currencies through its investment in these securities,            MidCap Value Index. The market capitalization of

               PRIOR INVESTMENT POLICIES                                        NEW INVESTMENT POLICIES
               -------------------------                                        -----------------------
its direct holdings of foreign currencies or through              companies in the Fund and in the indices changes
its use of foreign currency exchange contracts for the            over time. The Fund will not automatically sell or
purchase or sale of a fixed quantity of a foreign                 cease to purchase stock of a company it already
currency at a future date. The subadviser does not                owns just because the company's market
consider American Depositary Receipts (ADRs) and                  capitalization grows or falls outside these ranges.
securities of companies domiciled outside the U.S. that
are traded in the U.S. to be "foreign securities."                The Fund may sell securities for a variety of
Accordingly, such investments are not subject to the              reasons, such as to secure gains, limit losses, or
10% limitation on foreign securities.                             redeploy assets into more promising opportunities.

                                                                  In pursuing the Fund's investment objective, the
                                                                  subadviser has the discretion to purchase some
                                                                  securities that do not meet its normal investment
                                                                  criteria, as described above, when it perceives an
                                                                  unusual opportunity for gain. These special
                                                                  situations might arise when the subadviser
                                                                  believes a security could increase in value for a
                                                                  variety of reasons, including a change in
                                                                  management, an extraordinary corporate event, or a
                                                                  temporary imbalance in the supply of or demand for
                                                                  the securities.

                                                                  The Fund may invest in IPOs. The Fund may purchase
                                                                  other types of securities, for example:
                                                                  convertible securities and warrants, foreign
                                                                  securities (up to 20% of total assets), certain
                                                                  ETFs, and certain derivatives (investments whose
                                                                  value is based on indices or other securities).
                                                                  For purposes of the Fund, ETFs are considered
                                                                  securities with a market capitalization equal to
                                                                  the weighted average market capitalization of the
                                                                  basket of securities comprising the ETF.

                                                                  The Fund holds a certain portion of its assets in
                                                                  money market reserves which can consist of shares
                                                                  of the T. Rowe Price Reserve Investment Fund (or
                                                                  any other internal T. Rowe Price money market
                                                                  fund) as well as money market securities,
                                                                  including repurchase agreements, in the two
                                                                  highest rating categories, maturing in one year or
                                                                  less.  The Fund may invest reserves in U.S. dollar
                                                                  currencies and non-U.S. dollar currencies.

                                                                  The Fund may invest up to 10% of its total assets
                                                                  in hybrid instruments. Hybrid instruments are a
                                                                  type of high-risk derivative which can combine the
                                                                  characteristics of securities, futures and
                                                                  options. Such securities may bear interest or pay
                                                                  dividends at below (or even relatively nominal)
                                                                  rates. The SAI contains a more complete
                                                                  description of such instruments and risks
                                                                  associated therewith.

                                                                  Except when engaged in

               PRIOR INVESTMENT POLICIES                                        NEW INVESTMENT POLICIES
               -------------------------                                        -----------------------
                                                                  temporary defensive investing, the Fund normally
                                                                  has less than 10% of its assets in cash and cash
                                                                  equivalents.

                            NEW SUBADVISORY AGREEMENT
                      FOR THE SMALL CAP OPPORTUNITIES FUND

            The Small Cap Opportunities Fund employs a multi-manager approach. Prior to December 19, 2008, the Fund had two subadvisers: Munder and Invesco AIM.

            At its meeting held on December 17-19, 2008, the Board, including all the Independent Trustees, voted to accept the resignation of Munder as a subadviser to the Fund and to approve a new subadvisory agreement appointing DFA as the new subadviser for the portion of the Fund's assets previously managed by Munder. The new subadvisory agreement with DFA became effective, and the prior subadvisory agreement with Munder terminated, on December 19, 2008. Invesco AIM continues to act as the subadviser for its portion of the assets of the Fund. Each of Invesco AIM and DFA is responsible for managing approximately one half of the Fund's assets (the actual percentage managed by each subadviser varies because the Fund's assets are not rebalanced daily).

            The new subadvisory agreement with DFA is dated December 19, 2008. The prior subadvisory agreement with Munder, dated June 28, 2008, was most recently approved by the Board (including a majority of the Independent Trustees) on June 27, 2008, in connection with its annual review and continuance of such agreements, and by the Fund's initial shareholder on October 14, 2005, in connection with the organization of the Fund.

                                      DFA

            DFA was organized in May 1981 as "Dimensional Fund Advisors, Inc.," a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. DFA is engaged in the business of providing investment management services. DFA is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, DFA has provided investment management services primarily to institutional investors and mutual funds.

            DFA currently serves as subadviser to three other JHF II Funds: the Disciplined Diversification Fund, Emerging Markets Value Fund and International Small Company Fund. DFA is also the subadviser to four JHT funds: the Disciplined Diversification Trust, Emerging Markets Value Trust, International Small Company Trust and Small Cap Opportunities Trust.

            Except with respect to compensation, the terms of the prior subadvisory agreement with Munder and the new subadvisory agreement with DFA are substantially the same and are described below under "Description of Prior and New Subadvisory Agreements." For additional information about DFA, see Appendix B.

                                  COMPENSATION

            As compensation for their respective services under the new and prior subadvisory agreements, DFA is paid, and Munder was paid, a subadvisory fee by the Adviser with respect to the Small Cap Opportunities Fund. Under each such agreement, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the portion of the net assets of the Fund that are managed by the subadviser. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. UNDER BOTH SUBADVISORY AGREEMENTS, THE SUBADVISORY FEE IS PAID BY THE ADVISER AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

            The following table sets forth the annual percentage rates of the subadvisory fees for the Fund under the prior and new subadvisory agreements. As indicated, the rates are lower under the new subadvisory agreement.

                 SUBADVISORY FEES - SMALL CAP OPPORTUNITIES FUND
                   (Rates Applied to Aggregate Net Assets) (1)

PRIOR SUBADVISORY AGREEMENT

0.55% of the first $250 million;
0.50% of the next $250 million;
0.45% of the next $500 million; and
0.40% of the excess over $1 billion.

NEW SUBADVISORY AGREEMENT

0.40% of the first $100 million; and
0.35% of the excess over $100 million.

----------
(1) Aggregate Net Assets under the new and prior subadvisory agreements include the net assets of the portion of the Fund managed by the subadviser, and the net assets of the portion of the JHT Small Cap Opportunities Trust managed by the same subadviser. As of December 31, 2008, the Fund had net assets of approximately $99,786,655 and the JHT Small Cap Opportunities Trust had net assets of approximately $144,897,538.

            The prior subadvisory agreement fee rates set forth in the above table became effective on June 27, 2008. For the fiscal year ended August 31, 2008, JHIMS paid Munder a subadvisory fee with respect to the Fund of $896,615. Had the prior subadvisory agreement fee rates set forth in the above table been in effect for the entire fiscal year, the subadvisory fee paid to Munder would have been $861,809. If the new subadvisory agreement with DFA had been in effect for that entire year, the subadvisory fee paid to DFA would have been $599,550, a reduction of $262,259 (30.4%).

            The decrease in subadvisory fee rates for the portion of the net assets of the Fund managed by DFA will not result in any increase in the net advisory fee for the Fund retained by the Adviser. Although there will be no corresponding decrease in advisory fee rates for the Fund, the Advise has agreed, effective December 19, 2009, to cap the advisory fee for the Fund at an amount that will maintain the same spread between the advisory and subadvisory fees for the Fund under both the new and prior subadvisory agreements. This advisory fee cap may be terminated only with the consent of the Board.

                 CHANGES IN NON-FUNDAMENTAL INVESTMENT POLICIES

            In connection with approving the new subadvisory agreement with DFA for the Small Cap Opportunities Fund, the Board also approved changing certain non-fundamental investment policies of the Fund to reflect DFA's management style for the Fund. The prior and new investment policies for the Fund are set forth below:

                 PRIOR INVESTMENT POLICIES                                     NEW INVESTMENT POLICIES
                 -------------------------                                     -----------------------
Munder will manage its portion of the Fund's assets (the        DFA will manage its portion of the Fund's assets
"Munder Subadvised Assets") as follows:                         (the "DFA Subadvised Assets") as follows:

Under normal market conditions, Munder invests at least         DFA generally will invest the DFA Subadvised Assets
80% of the net Munder Subadvised Assets (plus any               in a broad and diverse group of readily marketable
borrowings for investment purposes) in equity securities        common stocks of small and mid cap companies traded
of small-capitalization companies. Small-capitalization         on a principal U.S. exchange or on the
companies are those companies with market capitalizations,      over-the-counter market that DFA determines to be
at the time of investment, within the range of the              value stocks at the time of purchase.  Securities
companies in the Russell 2000 Index.                            are considered value stocks primarily because a
                                                                company's shares have a high book value in relation
Munder attempts to provide potentially higher returns than      to their market value (a "book to market ratio").
a fund that invests primarily in larger, more established       In assessing value, DFA may consider additional
companies. Since small companies are                            factors, such as price to cash flow or price to earnings

                 PRIOR INVESTMENT POLICIES                                     NEW INVESTMENT POLICIES
                 -------------------------                                     -----------------------
generally not as well known to investors or have less           ratios, as well as economic conditions and
of an investor following than larger companies, they            developments in the issuer's industry.  The criteria
may provide higher returns due to inefficiencies                DFA uses for assessing value are subject to change
in the marketplace.                                             from time to time. As of the date of this Proxy
                                                                Statement/ Prospectus, DFA considers for investment
Munder will usually invest the Munder Subadvised Assets in      companies whose market capitalizations are generally
equity securities of domestic and foreign companies that        smaller than the 500th largest U.S. company. DFA
Munder believes can be purchased at a price significantly       uses a market capitalization weighted approach in
below their inherent value. A company's equity securities       weighing portfolio securities. See "Market
may be undervalued because the company is temporarily           Capitalization Weighted Approach" below. DFA does
overlooked or out of favor due to general economic              not intend to purchase or sell securities based on
conditions, a market decline, industry conditions or            the prospects for the economy, the securities
developments affecting the particular company.                  markets or the individual issuers whose shares are
                                                                eligible for purchase.
In addition to valuation, Munder considers these factors,
among others, in choosing companies:
                                                                DFA may sell portfolio securities when the issuer's
-- a high level of profitability;                               market capitalization increases to a level that
                                                                substantially exceeds that of the issuer with the
-- solid management;                                            largest market capitalization that is then eligible
                                                                for investment by the DFA Subadvised Assets.  In
-- a strong, competitive market position; or                    addition, DFA may sell portfolio securities when
                                                                their book to market ratios fall below those of the
-- management interests that are aligned with shareholder       security with the lowest such ratio that is then
   interests.                                                   eligible for purchase by the DFA Subadvised Assets.
                                                                However, DFA anticipates generally to retain
Munder may, but is not required to, use various hedging         securities of issuers with relatively smaller market
and derivatives investment strategies when managing the         capitalizations for longer periods, despite any
Munder Subadvised Assets. Munder may, when managing the         decrease in the issuers' book to market ratios.
Munder Subadvised Assets, write covered call options. Even
though the Fund will receive the option premium to help         The total market capitalization ranges, and the
protect it against loss, a call option sold by the Fund         value criteria used by DFA for the DFA Subadvised
will expose the Fund during the term of the option to           Assets, as described above, generally apply at the
possible loss of opportunity to sell the underlying             time of purchase. DFA will not be required to
security or instrument with a gain.                             dispose of a security if the security's issuer is no
                                                                longer within the total market capitalization range
Munder may invest the Munder Subadvised Assets in ETFs to       or does not meet current value criteria. Similarly,
manage cash and may invest in other investment companies.       DFA is not required to sell a security even if the
For purposes of the Fund, ETFs are considered securities        decline in the market capitalization reflects a
with a market capitalization equal to the weighted average      serious financial difficulty or potential or actual
market capitalization of the basket of securities               insolvency of the company. Securities that do meet
comprising the ETF. Munder may invest the Munder                the market capitalization and/or value criteria
Subadvised Assets in equity securities of larger                nevertheless may be sold at any time when, in DFA's
capitalization companies in addition to                         judgment, circumstances warrant their sale.
small-capitalization companies. Munder may invest up to
15% of the Munder Subadvised Assets in real estate              DFA may use derivatives, such as futures contracts
investment trusts ("REITS").                                    and options on futures contracts, to gain market
                                                                exposure on uninvested cash pending investment in
Munder's investments of the Munder Subadvised Assets in         securities or to maintain liquidity to pay
foreign securities may include direct investments in            redemptions. DFA may enter into futures contracts
non-U.S. dollar denominated securities traded outside of        and options on futures contracts for U.S. equity
the U.S. and U.S. dollar denominated securities traded in       securities and indices. DFA may also invest in ETFs
the U.S. as well as indirect investments, such as               and similarly structured pooled investments for the
depositary receipts.                                            purpose of gaining exposure to the U.S. equity
                                                                markets while maintaining liquidity.

                 PRIOR INVESTMENT POLICIES                                     NEW INVESTMENT POLICIES
                 -------------------------                                     -----------------------
                                                                The strategy used by DFA in managing the DFA
                                                                Subadvised Assets involves market capitalization
                                                                weighting in determining individual security
                                                                weights. Market capitalization weighting means each
                                                                security is generally purchased based on the
                                                                issuer's relative market capitalization. Market
                                                                capitalization weighting will be adjusted by DFA for
                                                                a variety of factors. Additionally, DFA may consider
                                                                such factors as free float, momentum, trading
                                                                strategies, liquidity management and other factors
                                                                determined to be appropriate by DFA given market
                                                                conditions. DFA may deviate from market
                                                                capitalization weighting to limit or fix the
                                                                exposure of the DFA Subadvised Assets to a
                                                                particular issuer to a maximum proportion of the
                                                                assets of the DFA Subadvised Assets. DFA may exclude
                                                                the stock of a company that meets applicable market
                                                                capitalization criterion if DFA determines that the
                                                                purchase of such security is inappropriate in light
                                                                of other conditions. These adjustments will result
                                                                in a deviation from traditional market
                                                                capitalization weighting.

              BOARD CONSIDERATION OF NEW SUBADVISORY ARRANGEMENTS

            At its meeting on December 17-19, 2008, the Board, including all of the Independent Trustees, approved new subadvisory agreements appointing T. Rowe Price as the new subadviser to the Mid Cap Value Fund and DFA as a new subadviser to the Small Cap Opportunities Fund.

            The Board, including the Independent Trustees, is responsible for selecting JHF II's investment adviser, approving the Adviser's selection of JHF II subadvisers and approving the JHF II's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHF II's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHF II and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Fund are:

      1. the nature, extent and quality of the services to be provided by the Adviser to JHF II and by the subadviser to the Fund;

      2.    the investment performance of the Fund and its subadviser;

      3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

      4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser's relationship with JHF II; and

      5. comparative services rendered and comparative advisory and subadvisory fee rates.

            The Board believes that information relating to all these factors is relevant to its evaluation of JHF II's advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHF II's "manager-of-managers" advisory structure, the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHF II, generally, are not a material factor in the Board's consideration of these subadvisory agreements because subadvisory fees are paid to these subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

            In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHF II, offered by the Adviser and other affiliates of the Adviser ("Material Relationships").

            In making its determination with respect to the factors that it considers, the Board reviewed:

      1. information relating to the subadviser's current subadvisory services to JHF II;

      2. the performance of the Fund and the performance of other funds managed by the subadviser with similar investment policies;

      3.    the subadvisory fee for the Fund, including breakpoints; and

      4. information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

            Particular considerations by the Board at the December 17-19, 2008 meeting in approving the new subadvisory agreements with T. Rowe Price for the Mid Cap Value Fund and DFA for the Small Cap Opportunities Fund included the following:

      1. Each subadviser has demonstrated skills as a manager, is currently the subadviser to other funds of JHF II and JHT and may be expected to provide a high quality of investment management services and personnel to the Funds.

      2. The performance of other funds managed by the subadviser with investment policies similar to those of the Fund as set forth in the Appendix below.

      3. The subadvisory fee with respect to each Fund under the new subadvisory agreement (i) is the product of arms-length negotiation between the Adviser and the subadviser, (ii) is within industry norms, (iii) is the same as the subadvisory fee under the prior subadvisory agreement except in the case of the subadvisory fee for the Small Cap Opportunities Fund where the subadvisory fee is lower than the fee under the prior subadvisor agreement; and (iv) is paid by the Adviser and not by the Fund.

      4.    The additional considerations as set forth in the following
            Appendix.

                                    APPENDIX

FUND                        COMPARABLE FUND PERFORMANCE                 FEES AND EXPENSES                 OTHER
(SUBADVISER)                  AS OF SEPTEMBER 30, 2008              AS OF SEPTEMBER 30, 2008             COMMENTS
-------------------  ------------------------------------------  -----------------------------  --------------------------
Mid Cap Value Fund   The Mid Value Trust, a fund managed by the  Subadvisory fees for this      The Board noted that the
                     subadviser in a style similar to the Mid    Fund were lower than its peer  subadviser manages several
(T. Rowe Price)      Cap Value Fund, has outperformed its peer   group median.                  other JHT and JHF II funds
                     group average and benchmark index over the                                 and that the Board is
                     one- and three- year periods.  This fund    Advisory fees for this Fund    generally satisfied with
                     also outperformed its peer group average    were higher than its peer      the performance of these
                     over the five- year period.  However, the   group median.                  funds.
                     fund under-performed its benchmark index
                     over the five- and ten- year periods and
                     its peer group average over the ten-year
                     period.


Small Cap            The DFA U.S. Targeted Value Fund, a fund    Subadvisory fees for this      The Board noted that the
Opportunities Fund   managed by the subadviser in a style        Fund were higher than its      subadviser manages several
                     similar to the Small Cap Opportunities      peer group median.             other JHT and JHF II funds
(DFA)                Fund, has outperformed its peer group                                      and that the Board is
                     average and benchmark index over the five-  Advisory fees for this Fund    generally satisfied with
                     year period.  This fund also outperformed   were higher than its peer      the performance of these
                     its peer group average but under performed  group median.                  funds.
                     its benchmark over the three- year
                     period.  The fund underperformed its peer
                     group average and benchmark index over the
                     one- year period.

               DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

            The terms of the prior subadvisory agreements with Lord Abbett and Munder and the new subadvisory agreements with T. Rowe Price and DFA are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the "subadvisory agreement" and the subadvisers as the "subadviser."

            DUTIES OF THE SUBADVISER. The subadviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser (or the subadviser in the case of a sub-subadviser). At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

            BROKERAGE TRANSACTIONS. The subadviser selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions if applicable. The subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to accounts managed by the subadviser.

            BOOKS AND RECORDS. The subadviser maintains all accounts, books and record with respect to the Fund as are required of an investment adviser of a registered investment company under the 1940 Act and the Advisers Act.

            TERM. The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

            Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the agreement or (b) all of the Funds of JHF II.

            If the outstanding voting securities of a Fund fail to approve any continuance of a subadvisory agreement for the Fund, the subadviser will continue to act as subadviser with respect to the Fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

            TERMINATION. The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the agreement and, as applicable, to JHF
II. The following parties or others may terminate the agreement:

            -     the Board of Trustees of JHF II;

            - the holders of a majority of the outstanding voting securities of the Fund;

            -     the Adviser; and

            -     the subadviser.

The subadvisory agreement automatically terminates in the event of its assignment.

            AMENDMENTS. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by of a majority of the Independent Trustees of JHT. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all of the Funds of JHF II.

            Pursuant to an order received from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Fund), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. JHF II is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

            LIABILITY OF SUBADVISER. Neither the subadviser nor any of its officers, directors or employees (or partners or employees, as applicable) will be liable to the Adviser or JHF II for any loss suffered by the Adviser or JHF II resulting from its acts or omissions as subadviser to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser.

            CONSULTATION WITH SUBADVISERS TO THE FUNDS. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for a Fund in securities or other assets: (a) other subadvisers to the Fund, (b) subadvisers to other Funds, and (c) subadvisers to Funds under common control with the Fund.

            PROXY VOTING. The subadviser agrees to vote all proxies received in connection with securities held by the Fund in accordance with JHF II's proxy voting policies and guidelines, which policies and guidelines incorporate the subadviser's own internal proxy voting policies and guidelines.

            COMPLIANCE. The subadviser is required to provide the Adviser with the subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Advisers Act and to furnish the Adviser: (i) quarterly reports of material changes to the Compliance Policies, (ii) prompt notification of the commencement of a regulatory examination of the subadviser and (iii) prompt notification of any material compliance matter that relates to the services provided by the subadviser. The Subadviser also provides the Adviser with any certifications, information and access to personnel and resources that the Adviser may reasonably request to enable JHF II to comply with Rule 38a-1 under the 1940 Act.

            CONFIDENTIALITY OF PORTFOLIO HOLDINGS. The subadviser is required to treat Fund portfolio holdings as confidential and to prohibit its employees from trading on such confidential information.

                                                                      APPENDIX A

                   ADDITIONAL INFORMATION ABOUT T. ROWE PRICE

            This Appendix provides additional information about T. Rowe Price as the new subadviser to the Mid Cap Value Fund effective January 9, 2009.

            MANAGEMENT OF T. ROWE PRICE. The names and principal occupations of the principal executive officers and directors of T. Rowe Price are set forth below. The business address of each such person is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                   POSITION WITH T. ROWE PRICE AND PRINCIPAL OCCUPATION
-------------------    --------------------------------------------------------------------------------------
James A.C. Kennedy     President and Director of T. Rowe Price; Chief Executive Officer, Director and
                       President of Price Group; and Director of T. Rowe Price International, Inc. ("TRPI"),
                       T. Rowe Price Global Asset Management Limited ("Global Asset Management") and T. Rowe
                       Price Global Investment Services ("Global Investment Services").

Brian C. Rogers        Chief Investment Officer and Director of T. Rowe Price; and Chairman of the Board,
                       Chief Investment Officer, Director and Vice President of Price Group.

Kenneth V. Moreland    Chief Financial Officer of T. Rowe Price and Price Group.

John R. Gilner         Chief Compliance Officer of T. Rowe Price; Chief Compliance Officer of T. Rowe Price
                       Advisory Services, Inc. and T. Rowe Price (Canada), Inc.; and Vice President of Price
                       Group and T. Rowe Price Investment Services, Inc.

Edward C. Bernard      Director of T. Rowe Price; Vice Chairman of the Board of Price Group; Director and
                       President of T. Rowe Price Advisory Services, Inc. and T. Rowe Price Canada, Inc.;
                       Director and Vice President of TRPI; and Chairman of the Board of Directors for Global
                       Asset Management and Global Investment Services.

Mary J. Miller         Director and Vice President of T. Rowe Price; and Vice President of Price Group.

David J.L. Warren      Director of T. Rowe Price, Global Asset Management and Global Investment Services;
                       Vice President of Price Group; and Chief Executive Officer, Director and President of
                       TRPI.

            OTHER INVESTMENT COMPANIES MANAGED BY T. ROWE PRICE. T. Rowe Price currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Mid Cap Value Fund. The table below also states the approximate size of each such fund as of November 30, 2008 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

                                  NET ASSETS AS OF           ADVISORY/SUBADVISORY
NAME OF FUND                           11/30/08                    FEE RATE
--------------------------------  -----------------  ------------------------------------
JHT - Mid Value Trust             $115.9 million*    0.60% on first $50 million; 0.50% on
                                                     assets above $50 million**

T. Rowe Price Mid-Cap Value Fund  $4,444.1 million   0.65% management fee

----------
*     Net assets for this fund are as of 12/31/08.

** T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10% of the total subadvisory fees paid.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION ABOUT DFA

            This Appendix provides additional information about DFA, the new sub-subadviser for the Small Cap Opportunities Fund effective December 19, 2008.

            MANAGEMENT OF DFA. The names and principal occupations of the directors and principal executive officers of DFA are set forth below. The address for each such person is 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities Inc., DFA Dimensional Investment Group Inc., The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund Inc. are collectively referred below as the "DFA Entities."

NAME                       POSITION WITH DFA AND PRINCIPAL OCCUPATION
-----------------------    ------------------------------------------------------------------------------
David G. Booth             Chairman, Director/Trustee, President, Chief Executive Officer and, formerly,
                           Chief Investment Officer (2003 to March 30, 2007) of the following companies:
                           Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Emerging
                           Markets Value Fund Inc., DFA Investment Dimensions Group Inc., Dimensional
                           Investment Group Inc. and The DFA Investment Trust Company. Chairman,
                           Director, President, Chief Executive Officer, and Chief Investment Officer of
                           Dimensional Holdings Inc. Director of Dimensional Fund Advisors Ltd. and
                           formerly, Chief Investment Officer. Director, President and Chief Investment
                           Officer (beginning in 2003) of DFA Australia Limited.  Member of the
                           Investment Committee of Dimensional Fund Advisors LP.

David P. Butler            Vice President of all the DFA Entities. Director of US Financial Services of
                           Dimensional Fund Advisors LP (since January 2005).

Stephen A. Clark           Vice President of all the DFA Entities.  Senior Portfolio Manager and Chair of
                           the Investment Committee of Dimensional Fund Advisors LP.

Christopher S. Crossan     Vice President and Chief Compliance Officer of all the DFA Entities.

Robert T. Deere            Vice President of all the DFA Entities and DFA Australia Limited.  Senior
                           Portfolio Manager and member of the Investment Committee of Dimensional Fund
                           Advisors LP.

Henry F. Gray              Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager
                           of Dimensional Fund Advisors LP.  Member of the Investment Committee of
                           Dimensional Fund Advisors LP.

Darla Hastings             Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional
                           Fund Advisors LP.

Patrick M. Keating         Vice President of all the DFA Entities and Chief Operating Officer of
                           Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy
                           Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia
                           Limited.

Aaron M. Marcus            Vice President and Head of Global Human Resources of Dimensional Fund Advisors
                           LP.

David R. Martin            Vice President, Chief Financial Officer and Treasurer of Dimensional Fund
                           Advisors LP. Director, Vice President, Chief Financial Officer and Treasurer of

NAME                       POSITION WITH DFA AND PRINCIPAL OCCUPATION
-----------------------    ------------------------------------------------------------------------------
                           Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial
                           Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada
                           Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC.

Catherine L. Newell        Vice President and Secretary of all the DFA Entities. Vice President and
                           Assistant Secretary of DFA Australia Limited. Director, Vice President and
                           Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund
                           Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds
                           II PLC (since 2002 and 2006, respectively).

David A. Plecha            Vice President of all the DFA Entities, DFA Australia Limited and Dimensional
                           Fund Advisors Ltd.  Senior Portfolio Manager and member of the Investment
                           Committee of Dimensional Fund Advisors LP.

Eduardo A. Repetto         Chief Investment Officer (beginning March 2007) and Vice President of all the
                           DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc.
                           Member of the Investment Committee of Dimensional Fund Advisors LP.

David E. Schneider         Vice President of all the DFA Entities. Director of Institutional Services.

Karen E. Umland            Vice President of all the DFA Entities, DFA Australia Limited, Dimensional
                           Fund Advisors Ltd., and Dimensional Fund Advisors Canada Inc.  Senior
                           Portfolio Manager and member of the Investment Committee of Dimensional Fund
                           Advisors LP.

Daniel M. Wheeler          Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Global Financial Advisor Services of Dimensional Fund Advisors LP. Director
                           of Dimensional Fund Advisors Ltd. (since October 2003) and President of
                           Dimensional Fund Advisors Canada Inc. (since June 2003).

Paul E. Wise               Vice President of all the DFA Entities. Chief Technology Officer for
                           Dimensional Fund Advisors LP (since 2004).

            OTHER INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DFA. DFA currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Small Cap Opportunities Fund. The table below also states the approximate size of each such fund as of November 30, 2008, the current advisory or subadvisory fee rate for each fund as a percentage of average daily net assets and any applicable fee waivers or expense reimbursements.

                                                                                                   FEE WAIVER
                                      NET ASSETS                     ADVISORY OR                   OR EXPENSE
FUND                                AS OF 11/30/08              SUBADVISORY FEE RATE              REIMBURSEMENT
----------------------------------  --------------     -----------------------------------------  -------------
JHT Small Cap Opportunities         $  144,897,538(2)  0.40% for the first $100 million; and           N/A
Trust (1)                                              0.35% of the excess over $100 million (3)


U.S. Targeted Value Portfolio of    $  820,997,808                       0.35%                         (4)
DFA Investment Dimensions Group
Inc.

Tax-Managed U.S. Targeted Value     $1,365,645,968                       0.42%                         N/A
Portfolio of DFA Investment
Dimensions Group Inc.

VA U.S. Targeted Value Portfolio    $   60,574,578                       0.35%                         N/A
of DFA Investment Dimensions
Group Inc.

Nationwide U.S. Small Cap Value     $   21,573,409                       0.45%                         N/A
Fund of Nationwide Mutual Funds

----------
(1)   DFA became a subadviser effective December 19, 2008.

(2)   Net assets for this fund are as of 12/31/08.

(3) The subadvisory fee is determined on the basis of Aggregate Net Assets in the same manner as for the JHF II Small Cap Opportunities Fund. The term Aggregate Net Assets includes the net assets of the Small Cap Opportunities Fund and the JHT Small Cap Opportunities Trust that are subadvised by DFA.

(4) Pursuant to the Fee Waiver and Expense Assumption Agreement for the U.S. Targeted Value Portfolio, DFA has agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses to the extent necessary to limit the expenses of the Portfolio to 0.50% as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.50% on an annualized basis, DFA retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed 0.50% of average net assets. The Portfolio is not obligated to reimburse DFA for fees previously waived or expenses previously assumed by DFA more than thirty-six months before the date of such reimbursement.